UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2016

C&J Energy Services Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-55404	98-1188116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House, 2nd floor

4 Par-la-Ville Rd

Hamilton HM08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-4200

Nabors Red Lion Limited

Canon’s Court

22 Victoria Street

Hamilton HM12 Bermuda

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 2, 2016, C&J Energy Services Ltd (“C&J” or the “Company”) received written notice (“NYSE Notice”) from the New York Stock Exchange (“NYSE”) that the Company does not presently satisfy the NYSE’s continued listing standard requiring the average closing price of the Company’s common shares to be at least $1.00 per share over a 30 trading-day period. As noted in the NYSE Notice, as of May 26, 2016, the average closing price of the Company’s common shares over the preceding 30 trading-day period was $0.97 per share

Under the NYSE rules, C&J has a period of six months (subject to possible extension) from the date of the NYSE Notice to regain compliance with the minimum share price criteria by bringing its share price and 30 trading-day average share price above $1.00. During this six-month cure period, the Company’s common shares will continue to be listed and traded on the NYSE, subject to the Company’s compliance with other NYSE continued listing requirements. The Company can regain compliance at any time during the six-month cure period if the Company’s common shares have a closing price of at least $1.00 per common unit on the last trading day of any calendar month during the cure period and an average closing price of at least $1.00 per common unit over the 30-trading day period ending on the last trading day of that month.

As required by the NYSE, C&J will notify the NYSE within 10 business days of receipt of the NYSE Notice of its intent to cure this deficiency. The Company is considering all available options to regain compliance during this six-month period. Under the NYSE rules, the Company’s common shares will continue to be listed and traded on the NYSE during this six-month cure period, subject to the Company’s compliance with other continued listing requirements, under the symbol “CJES”.

The current noncompliance with the NYSE listing standard does not affect the Company’s ongoing business operations or its U.S. Securities and Exchange Commission reporting requirements, nor does it cause an event of default under the Company’s credit facilities.

Item 7.01 Regulation FD Disclosure

As required under the NYSE rules, the Company issued a press release on June 3, 2016, announcing that it had received the NYSE Notice disclosed under Item 3.01 hereof. A copy of the press release is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated June 3, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES LTD.
(Registrant)

Date: June 3, 2016	By:	/s/ Brian Patterson
Brian Patterson
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated June 3, 2016